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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  OCTOBER 3, 1997




                               APPLIED POWER INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)



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
       WISCONSIN                 1-11288                39-0168610
------------------------  ---------------------  -------------------------
(State of incorporation)  (Commission File No.)  (I.R.S. Employer Id. No.)
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                         13000 WEST SILVER SPRING DRIVE
                            BUTLER, WISCONSIN 53007
           MAILING ADDRESS: P.O. BOX 325, MILWAUKEE, WISCONSIN 53201
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (414) 781-6600
                                 --------------
              (Registrant's telephone number, including area code)


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     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On October 6, 1997, Applied Power Inc. ("Applied Power") announced that its wholly owned subsidiary TVPA Corp., a Delaware corporation (the "Purchaser"), had accepted for payment all shares of common stock, par value $.01 per share (the "Common Stock"), including the associated rights to purchase Series A Junior Participating Preferred Stock (together with the Common Stock, the "Shares"), of Versa Technologies, Inc., a Delaware corporation ("Versa/Tek"), which had been tendered pursuant to the Purchaser's tender offer (the "Offer") to purchase all outstanding Shares at a price of $24.625 per Share, net to the seller in cash, without interest thereon. The Offer expired, as scheduled, on October 3, 1997. Pursuant to the Offer, the Purchaser (and Applied Power through its ownership of the Purchaser) acquired approximately 95% of the outstanding Shares. As a result of the merger (the "Merger") of the Purchaser with and into Versa/Tek effective October 9, 1997 (the "Effective Date"), in which each outstanding Share not tendered pursuant to the Offer was converted into the right to receive $24.625 per Share in cash (without interest) and each outstanding share of common stock of the Purchaser was converted into one share of Common Stock of Versa/Tek, Versa/Tek became a wholly owned subsidiary of Applied Power.

     The Offer and the Merger

     The Offer was made and the Merger was effected pursuant to the Agreement and Plan of Merger, dated as of September 2, 1997, among the Purchaser, Applied Power and Versa/Tek (the "Merger Agreement"). Because the Purchaser owned more than 90% of the outstanding Shares after consummation of the Offer, the Merger was effected as a "short-form merger" under Section 253 of the Delaware General Corporation Law (the "DGCL") by action of the Purchaser's Board of Directors and sole stockholder, Applied Power, without a vote of the stockholders of Versa/Tek, upon the filing of a Certificate of Ownership and Merger with the Delaware Secretary of State on the Effective Date. The purpose of the Merger was to complete the acquisition of the entire equity interest in, and control of, Versa/Tek by Applied Power pursuant to the Merger Agreement.

     The $24.625 per Share cash price in the Offer and the Merger, and the other terms of the Merger Agreement, were the result of arms-length negotiations between Applied Power and Versa/Tek prior to the execution of the Merger Agreement and the consummation of the Offer. A total of 5,719,608 outstanding Shares were acquired as a result of the Offer and the Merger for a total purchase price of approximately $140,845,000. Former holders of Shares who do not wish to accept the $24.625 per Share cash payment pursuant to the Merger have the right under the DGCL to dissent from the Merger and to seek an appraisal of, and be paid the "fair value" for, their Shares as provided in the DGCL.

     As contemplated by the Merger Agreement, promptly following the purchase by the Purchaser of Shares pursuant to the Offer, a majority of the members of the Board of Directors of Versa/Tek resigned and the remaining Board members filled the positions vacated with persons designated by Applied Power. Also, certain officers of Versa/Tek resigned, and the Board of Directors of Versa/Tek, as so reconstituted, elected designees of Applied Power as officers of Versa/Tek.

     Upon consummation of the Merger, when Versa/Tek became a wholly owned subsidiary of Applied Power, the Shares were delisted from trading on The Nasdaq Stock Market, Inc.'s National Market, and a filing was made with the Securities and Exchange Commission (the "Commission") to suspend Versa/Tek's reporting obligations and terminate the registration of the Shares under the Securities Exchange Act of 1934, as amended.

     Versa/Tek's Annual Report on Form 10-K for the fiscal year ended March 31, 1997 described Versa/Tek's business as follows:

          The Company comprises three business segments serving diverse markets. The Electronics Segment designs and manufactures custom electronic and electrical systems for a broad range of applications. The Engineered Materials Segment fabricates custom components from elastomers for special applications requiring

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          a high degree of engineering expertise and product quality. The
          Fluid Power Segment manufactures custom engineered cylinders; hydraulic devices that raise, lower, stabilize, or level semitrailers, trucks, recreational vehicles and a variety of off-highway vehicles and equipment; and electrically powered systems that serve as drive mechanisms for slideout rooms on trailers and recreational vehicles.

     Applied Power is undertaking a thorough review of Versa/Tek's operations and studying the manner in which the operations of the two companies can best be optimized, and intends to take such actions as a result of this review as may be deemed appropriate under the circumstances. Applied Power currently intends to continue the primary business operations of Versa/Tek, and to continue to use the Versa/Tek physical assets of such primary business operations for that purpose, while integrating such operations with its own.

     Financing of the Offer and the Merger

     The total amount of funds required to consummate the Offer and the Merger is currently estimated to be approximately $144 million, including related fees and expenses. The Purchaser obtained all of the funds it expended from Applied Power. To provide the necessary funds, Applied Power entered into a Credit Agreement (the "Credit Agreement") with Bank of America National Trust and Savings Association ("BoA"), as Agent, and the other financial institutions from time to time party thereto (initially BoA and PNC Bank, National Association), providing for a $140 million 364-day revolving credit facility (the "Facility"). The Credit Agreement was arranged by BancAmerica Securities, Inc. ("BASI").

     Applied Power has executed a commitment letter dated September 24, 1997 (the "September Commitment Letter") issued by BoA, and by BASI as arranger, providing for the refinancing of Applied Power's current $170 million revolving credit facility with a new $350 million 5-year revolving credit facility (the "New Facility"). Applied Power intends to repay its borrowings under the Facility using funds received under the New Facility when this financing is finalized. The New Facility is to be used to finance the remaining expenses of the Offer and the Merger, to refinance existing indebtedness (including the Facility), and for other general corporate purposes. Pending finalization of the New Facility, funds required for the Offer and the Merger in excess of the proceeds of the Facility have been or will be provided by Applied Power from working capital and the existing $170 million revolving credit facility.

     Additional Information

     Further information concerning the Offer, the Merger and the financing thereof is contained in the Tender Offer Statement on Schedule 14D-1 filed by Applied Power and the Purchaser with the Commission on September 5, 1997, as amended (the "Schedule 14D-1"), which includes the Offer to Purchase dated September 5, 1997 (the "Offer to Purchase"), and in the Solicitation/Recommendation Statement on Schedule 14D-9, dated September 5, 1997 (the "Schedule 14D-9"), filed by Versa/Tek in connection with the Offer. The Merger Agreement, the Credit Agreement, the September Commitment Letter, the Offer to Purchase and certain related documents are described in and filed as exhibits to the Schedule 14D-1 and are incorporated herein by reference.
The descriptions thereof herein do not purport to be complete and are qualified in their entirety by reference to the provisions of the respective documents.

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     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired:

           The following financial statements of Versa/Tek (Commission File No. 0-5240) are incorporated herein by reference to pages 13 through 25 of Versa/Tek's 1997 Annual Report to Shareholders (such financial statements having been incorporated by reference in Versa/Tek's Annual Report on Form 10-K for the fiscal year ended March 31, 1997 from the 1997 Annual Report to Shareholders):

           Consolidated Statements of Earnings for the years ended March 31, 1997, 1996 and 1995

           Consolidated Balance Sheets as of March 31, 1997 and 1996

           Consolidated Statements of Shareholders' Equity for the years ended March 31, 1997, 1996 and 1995

           Consolidated Statements of Cash Flows for the years ended March 31, 1997, 1996 and 1995

           Notes to Consolidated Financial Statements

           Independent Auditors' Report

           The following unaudited consolidated financial statements of Versa/Tek are incorporated herein by reference to pages 3 through 7 of its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997:

           Consolidated Balance Sheet as of June 30, 1997

           Consolidated Statements of Earnings for the three months ended June 30, 1997 and 1996

           Consolidated Statements of Cash Flows for the three months ended June 30, 1997 and 1996

           Notes to Financial Statements

     (b)   Pro Forma Financial Information:

           It is impracticable to provide the required pro forma financial information at the time this report is being filed. Appropriate pro forma financial information relating to Applied Power Inc. will be filed as soon as practicable as an amendment to this report, and in any event not later than December 17, 1997.

      (c)  Exhibits:

           See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.


                                     -3-
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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        APPLIED POWER INC.



Date:  October 20, 1997                 By: /s/Robert C. Arzbaecher
                                           ---------------------------
                                            Robert C. Arzbaecher,
                                            Vice President and
                                            Chief Financial Officer



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                             APPLIED POWER INC.
                        (COMMISSION FILE NO. 1-11288)

                                EXHIBIT INDEX
                                     TO
                           FORM 8-K CURRENT REPORT
                      Date of Report:  October 3, 1997


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

                                             INCORPORATED HEREIN        FILED
EXHIBIT       DESCRIPTION                    BY REFERENCE TO            HEREWITH
------------  -----------------------------  -------------------------  --------
Exhibit 2     Agreement and                  Exhibit (c)(1) to
              Plan of Merger,                Applied Power Inc.'s
              dated as of                    Tender Offer Statement
              September 2, 1997,             on Schedule 14D-1 filed
              among Applied Power            on September 5, 1997 (the
              Inc., TVPA Corp. and           "Schedule 14D-1") (File
              Versa Technologies,            No. 5-13342)
              Inc.


Exhibit 4.1   Credit Agreement,              Exhibit (b)(2) filed with
              dated as of October 3,         Amendment No. 3 to the
              1997, among Applied            Schedule 14D-1 on
              Power Inc., Bank of            October 6, 1997
              America National
              Trust and Savings
              Association, as Agent,
              and the other financial
              institutions party thereto


Exhibit 4.2   Commitment Letter              Exhibit (b)(3) filed with
              between Bank of                Amendment No. 3 to the
              America National               Schedule 14D-1 on
              Trust and Savings              October 6, 1997
              Association, BancAmerica
              Securities, Inc. and
              Applied Power Inc.
              dated September 24, 1997
              (including the Summary
              of Terms and Conditions
              attached thereto)

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

                                             INCORPORATED HEREIN        FILED
EXHIBIT       DESCRIPTION                    BY REFERENCE TO            HEREWITH
------------  -----------------------------  -------------------------  --------
Exhibit 23    Consent of Deloitte &                                       X
              Touche LLP

Exhibit 99.1  Consolidated balance                                        X
              sheets of Versa Tech-
              nologies, Inc. and
              subsidiaries as of
              March 31, 1997 and
              1996 and related con-
              solidated statements
              of earnings, shareholders'
              equity and cash flows for
              each of the three years in
              the period ended March 31,
              1997, and the notes thereto
              and auditors' report thereon,
              incorporated by reference in
              Item 7(a) of this report

Exhibit 99.2  Unaudited consolidated                                      X
              balance sheet of Versa
              Technologies, Inc. and
              subsidiaries as of June 30,
              1997 and the related
              consolidated statements
              of earnings and cash flows
              for the three months ended
              June 30, 1997 and 1996, and
              the notes thereto, incor-
              porated by reference in
              Item 7(a) of this report

Exhibit 99.3  Offer to Purchase, dated       Exhibit (a)(1) to the
              September 5, 1997              Schedule 14D-1
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